Filed pursuant to Rule 497(e)

Registration Nos. 333-285633; 811-24061

Emerging Markets AI MAG 3 ETF (EMAG)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

October 16, 2026

Supplement to the Summary Prospectus, dated October 7, 2026,

and to the Prospectus, dated August 23, 2026

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

1. Principal Investment Strategies

The following disclosure is added at the end of the last paragraph under the heading “Principal Investment Strategies” in the Fund’s Summary Prospectus and the “Emerging Markets AI MAG 3 ETF—Fund Summary” section of the Prospectus:

The Fund will limit its exposure to Samsung Electronics Co., Ltd. to 20% of the Fund’s total assets. The Fund may increase, decrease or eliminate this limit in response to changes in applicable regulatory guidance or interpretations.

2. Principal Investment Risks

The following risk is added immediately before “Geographic Investment Risk” under the heading “Principal Investment Risks” in the Fund’s Summary Prospectus and the “Emerging Markets AI MAG 3 ETF—Fund Summary” section of the Prospectus:

Focused Portfolio Risk. The Fund will maintain exposure to a limited number of issuers. As a result, the Fund’s performance may be disproportionately affected by the performance of one or a small number of investments. Limits on exposure to certain issuers may heighten this risk by increasing exposure to other issuers.

The same risk is added immediately before “Foreign Securities Risk” in the Prospectus section titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.” The risk applicability table in that section is amended to add a row for “Focused Portfolio Risk,” with an “X” for the Fund and “—” for each other Fund.

Please retain this Supplement for future reference.